MERCER FUNDS

SUPPLEMENT

TO THE

PROSPECTUS DATED JULY 31, 2023, AS SUPPLEMENTED

Mercer Global Low Volatility Equity Fund

(the “Fund”)

The date of this Supplement is April 11, 2024

The following changes are made in the Prospectus of Mercer Funds (the “Prospectus”):

1.	Changes to the Fund’s Principal Investment Strategies

Mercer Investments LLC, the investment adviser to the Fund, has implemented certain changes to the principal investment strategies that are used in seeking to achieve the Fund’s investment objective.

In the section of the Prospectus on page 33 titled “Principal Investment Strategies”, the first paragraph is deleted in its entirety and replaced as follows:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash, or cash equivalents. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) The Fund reasonably anticipates that under normal circumstances it will invest significantly in a broad range of countries, which will typically be countries classified by MSCI as developed markets, and that approximately 25%-60% of its assets will be invested in equity securities of foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective by investing in securities of issuers with certain characteristics that, collectively, are expected to generate lower volatility relative to the global equity market as represented by the MSCI World Index. Such characteristics may include, but are not limited to, lower beta compared to broad equity markets, higher earnings stability, higher return on equity, low debt to equity ratios, and higher earnings growth stability.

In addition, in the sub-section titled “Principal Investment Strategies of the Fund” under the section of the Prospectus on page 74 titled “Mercer Global Low Volatility Equity Fund”, the first paragraph is deleted in its entirety and replaced as follows:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash, or cash equivalents. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) The Fund reasonably anticipates that under normal circumstances it will invest significantly in a broad range of countries, which will typically be countries classified by MSCI as developed markets, and that approximately 25%-60% of its assets will be invested in equity securities of foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective by investing in securities of issuers with certain characteristics that, collectively, are expected to generate lower volatility relative to the global equity market as represented by the MSCI World Index. Such characteristics may include, but are not limited to, lower beta compared to broad equity markets, higher earnings stability, higher return on equity, low debt to equity ratios, and higher earnings growth stability.

2.	Adoption of an Additional Benchmark Performance Index for use by the Fund

The Fund has adopted a blended benchmark as an additional benchmark performance index for purposes of comparing the Fund’s investment performance. This secondary index is a blended benchmark consisting of 70% MSCI World Minimum Volatility Index and 30% MSCI World Index.

In connection with the adoption of the additional benchmark index, the first paragraph in the section of the Prospectus on page 36 titled “Performance of the Fund” is deleted in its entirety and replaced as follows:

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad-based securities market index, the MSCI World Index. The Fund’s average annual returns over time are also compared to a secondary blended benchmark consisting of 70% MSCI World Minimum Volatility Index and 30% MSCI World Index.

In addition, the table on page 37 of the Prospectus is updated to include information regarding the performance of this additional benchmark index for the periods included in the currently effective Prospectus for the Fund as follows:

Average Annual Total Returns

For the periods ended December 31, 2022

	1 Year	5 Years	10 Years
Mercer Global Low Volatility Equity Fund – Class Y-3 Shares Return Before Taxes	-13.70%	5.54%	8.57%
Return After Taxes on Distributions	-15.54%	3.84%	6.65%
Return After Taxes on Distributions and Sale of Fund Shares	-7.40%	4.15%	6.51%
MSCI World Index[1] (net dividends) (reflects no deduction for fees, expenses or taxes (other than assumed dividend tax))	-18.14%	6.14%	8.85%
Secondary Index[2]	-12.32%	5.40%	8.57%

(1) The Fund’s primary benchmark index, the MSCI World Index, measures the performance of stocks in 23 developed markets in North America, Europe, and the Asia/Pacific region. The index is unmanaged and cannot be invested in directly.

(2) The Fund’s secondary benchmark index is a blended benchmark consisting of 70% MSCI World Minimum Volatility Index (reflects no deduction for fees, expenses or taxes) and 30% MSCI World Index (reflects no deduction for fees, expenses or taxes (other than assumed dividend tax)). The index is unmanaged and cannot be invested in directly.